UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31
Date of reporting period: January 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

Smith Barney
Municipal High Income Fund

S E M I - A N N U A L

R E P O R T

JANUARY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Municipal High Income Fund

Semi-Annual Report • January 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	17
	Statement of Operations	18
	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
Fund Objective The Fund seeks to maximize current income exempt from regular federal income tax by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade by a nationally recognized statistical rating organization or if unrated, of comparable quality.	Board Approval of Management Agreement	32
	Additional Shareholder Information	39

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)[i]growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period, but, unlike the Treasury curve, it did not invert.

Smith Barney Municipal High Income Fund	I

Performance Review

For the six months ended January 31, 2006, Class A shares of the Smith Barney Municipal High Income Fund, excluding sales charges, returned 4.22%. These shares outperformed the Lipper High Yield Municipal Debt Funds Category Average,[1] which increased 1.78%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexiv , returned 1.33% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
6 Months
Municipal High Income Fund — Class A Shares	4.22%
Lehman Brothers Municipal Bond Index	1.33%
Lipper High Yield Municipal Debt Funds Category Average	1.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 3.98% and Class C shares returned 3.90% over the six months ended January 31, 2006.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly–owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 82 funds in the Fund’s Lipper category, and excluding sales charges.

II	Smith Barney Municipal High Income Fund

Effective January 3, 2006, the Board has appointed Joseph P. Deane and David T. Fare as Co-Portfolio Managers of the Smith Barney Municipal High Income Fund. Messrs. Deane and Fare have been elected Vice Presidents and Investment Officers of the Fund. Mr. Deane and Mr. Fare are investment officers of the Fund’s adviser, Smith Barney Fund Management LLC. Mr. Deane has been with Legg Mason or its predecessor firms since 1972. Mr. Fare has been with Legg Mason or its predecessor firms since 1989. Mr. Deane holds a B.A. from Iona College. Mr. Fare holds a B.A. from St. John’s University. Currently, Messrs. Deane and Fare manage approximately $8.4 billion in municipal assets.

Effective April 7, 2006, the Smith Barney Municipal High Income Fund will be renamed the Legg Mason Partners Municipal High Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Smith Barney Municipal High Income Fund	III

As always, thank you for your confidence in our steward-ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 17, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

IV	Smith Barney Municipal High Income Fund

Hospitals

Pre-Refunded

Industrial Development

Education

Transportation

Life Care Systems

Housing: Multi-Family

Utilities

Tobacco

Pollution Control

Public Facilities

General Obligation

Tax Allocation

Other

0.0%

5.0%

10.0%

15.0%

20.0%

19.9%

1.8%

2.1%

3.8%

4.1%

4.2%

4.3%

7.2%

7.3%

7.5%

7.5%

8.8%

9.2%

12.3%

January 31, 2006

As a Percent of Total Investments

Investment  Breakdown

Fund at a Glance (unaudited)

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Tota Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)
Class A	4.22%	$1,000.00	$1,042.20	0.93%	$4.79
Class B	3.98	1,000.00	1,039.80	1.44	7.40
Class C	3.90	1,000.00	1,039.00	1.47	7.55
(1)	For the six months ended January 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.52	0.93%	$4.74
Class B	5.00	1,000.00	1,017.95	1.44	7.32
Class C	5.00	1,000.00	1,017.80	1.47	7.48
(1)	For the six months ended January 31, 2006.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	3

Schedule of Investments (January 31, 2006) (unaudited)
SMITH BARNEY MUNICIPAL HIGH INCOME FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.5%
Alabama — 1.1%
$2,980,000	AAA	Baldwin County, AL, Board of Education, AMBAC-Insured,
		5.000% due 6/1/26	$3,109,690
1,750,000	NR	Capstone Improvement District of Brookwood, AL, Series A,
		7.700% due 8/15/23 (a)	437,500
		Total Alabama	3,547,190
Alaska — 2.8%
2,300,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams
		Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)	2,304,324
		Alaska State Housing Financial Corp., General Housing:
2,000,000	AAA	Series A, FGIC-Insured, 5.000% due 12/1/26	2,088,360
		Series B, MBIA-Insured:
1,500,000	AAA	5.250% due 12/1/25	1,618,020
3,000,000	AAA	5.250% due 12/1/30	3,193,170
		Total Alaska	9,203,874
Arizona — 4.3%
2,900,000	A-	Arizona Health Facilities Authority Revenue, Catholic Healthcare
		West, Series A, 6.625% due 7/1/20	3,234,254
3,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional
		Medical Center, Series A, 7.625% due 12/1/29 (c)	3,880,800
		Maricopa County, AZ, IDA, MFH Revenue:
2,340,000	NR	Gran Victoria Housing LLC Project, Series B, 10.000% due 5/1/31 (d)	2,356,240
5,070,000	NR	Metro Gardens-Mesa, Series B, 6.500% due 7/1/29 (a)(e)(f)	3,549,000
1,100,000	BBB-	Pima County, AZ, IDA, Series A, Educational Revenue, Noah Webster
		Basic, 6.125% due 12/15/34	1,103,256
		Total Arizona	14,123,550
Arkansas — 1.7%
		Arkansas State Development Financing Authority:
4,000,000	BBB	Hospital Revenue, Washington Regional Medical Center, Call
		2/1/10 @ 100, 7.375% due 2/1/29 (c)(g)	4,568,320
1,000,000	BB	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A,
		7.750% due 8/1/25 (b)	1,128,120
		Total Arkansas	5,696,440
California — 10.8%
6,000,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20 (c)	6,260,460
		California State Department of Water Resources & Power Supply
		Revenue, Series A:
5,000,000	AAA	AMBAC-Insured, Call 5/1/12 @ 101, 5.500% due 5/1/16 (c)(g)	5,593,550
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (c)(g)	5,558,800
2,000,000	A	California State GO, Various Purposes, 5.500% due 4/1/30	2,193,880

See Notes to Financial Statements.

4	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

California — 10.8% (continued)
		California Statewide CDA Revenue:
$1,000,000	A	East Campus Apartments LLC, Series A, 5.625% due 8/1/34	$1,039,350
2,500,000	NR	East Valley Tourist Project, Series A, 9.250% due 10/1/20	2,760,100
2,000,000	AAA	Glendale, CA, Electric Works Revenue, Series 2003, MBIA-Insured,
		5.000% due 2/1/32	2,076,440
		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement
		Revenue:
2,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39	2,252,840
3,150,000	BBB	Series 2003-A-5, 7.875% due 6/1/42 (c)	3,776,598
1,000,000	AAA	Los Angeles, CA, USD GO, Series A, MBIA-Insured, 5.250% due 7/1/19	1,084,790
3,000,000	Ba2(h)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	3,152,190
		Total California	35,748,998
Colorado — 4.2%
1,000,000	NR	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	1,005,210
		Colorado Educational & Cultural Facilities Authority Revenue:
		Charter School:
1,410,000	AAA	Peak to Peak Project, Call 8/15/11 @100, 7.500% due
		8/15/21 (g)	1,632,103
1,500,000	BBB-	Refunding, Jefferson Project, Series A, 6.000% due 6/15/33	1,522,140
2,500,000	AAA	University of Denver Project, Series B, FGIC-Insured,
		5.250% due 3/1/23	2,728,825
1,000,000	A3(h)	Colorado Health Facilities Authority Revenue, Parkview Medical
		Center Project, 6.600% due 9/1/25	1,097,880
5,000,000	AAA	E-470 Public Highway Authority Revenue, CO, Capital Appreciation,
		Series B, MBIA-Insured, zero coupon bond to yield
		5.594% due 9/1/27	1,713,400
1,000,000	NR	High Plains, CO, Metropolitan District, Series A, 6.250% due 12/1/35	1,005,720
10,000,000	AAA	Northwest Parkway Public Highway Authority Revenue, Capital
		Appreciation, Senior Bonds, Series B, AMBAC-Insured, zero coupon
		bond to yield 6.290% due 6/15/31	2,300,300
1,000,000	NR	Southlands, CO, Metropolitan District Number 1, GO,
		7.125% due 12/1/34	1,092,010
		Total Colorado	14,097,588
Connecticut — 1.3%
4,000,000	NR	Connecticut State Development Authority, IDR, AFCO Cargo LLC
		Project, 8.000% due 4/1/30 (b)(c)	4,384,080
District of Columbia — 0.3%
1,000,000	AAA	District of Columbia COP, District Public Safety & Emergency,
		AMBAC-Insured, 5.500% due 1/1/19	1,100,120
Florida — 7.5%
1,000,000	NR	Bonnet Creek Resort Community Development District, Special
		Assessment, 7.500% due 5/1/34	1,099,820
3,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement
		Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32	3,334,500

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	5

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Florida — 7.5% (continued)
$2,335,000	AAA	Florida Municipal Loan Council, Series A, MBIA-Insured,
		5.000% due 2/1/25	$2,450,512
1,000,000	NR	Hillsborough County, FL, IDA Revenue, National Gypsum, Series A,
		7.125% due 4/1/30 (b)	1,096,460
1,500,000	Aaa(h)	Hollywood, FL, GO, FGIC-Insured, 5.000% due 6/1/26	1,581,075
2,000,000	AAA	Miami-Dade County, FL, Solid Waste Systems Revenue, MBIA-Insured,
		5.000% due 10/1/18	2,142,300
		Orange County, FL, Health Facilities Authority Revenue:
2,000,000	NR	First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	2,149,740
2,100,000	NR	Multi-Family Revenue, Series C, 9.000% due 1/1/32 (e)	1,568,301
1,000,000	A1(h)	Pinellas County, FL, Health Facilities Authority Revenue, Baycare
		Health System, 5.500% due 11/15/33	1,051,300
2,500,000	NR	Reunion East Community Development District, Special Assessment,
		Series A, 7.375% due 5/1/33	2,744,375
		University of Central Florida:
1,000,000	AAA	Athletics Association Inc. COP, Series 2005-A, FGIC-Insured,
		5.000% due 10/1/35	1,030,860
1,485,000	AAA	COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,546,108
2,970,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue,
		8.125% due 10/1/25	2,993,612
		Total Florida	24,788,963
Georgia — 3.5%
6,000,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due
		12/1/24 (c)	6,570,720
1,000,000	AAA	Atlanta, GA, Water & Wastewater Revenue, FSA-Insured,
		5.000% due 11/1/34	1,032,830
1,500,000	A1(i)	Gainesville & Hall County, GA, Development Authority Revenue,
		Senior Living Facilities, Lanier Village Estates, Series C,
		7.250% due 11/15/29	1,649,595
2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project,
		Call 10/1/09 @ 102, 6.900% due 10/1/29 (g)	2,245,500
		Total Georgia	11,498,645
Idaho — 0.7%
2,345,000	AA	Idaho Health Facilities Authority Revenue, Portneuf Medical Center
		Project, Series A, Radian-Insured, 5.250% due 9/1/24	2,467,643
Illinois — 3.0%
460,000	AA	Chicago, IL, Metropolitan HDC, Mortgage Revenue, Section 8,
		Series A, FHA-Insured, 6.700% due 7/1/12	461,771
2,000,000	AAA	Chicago, IL, O’Hare International Airport, General Airport Revenue,
		Third Lien, Series 2003-A-2, 5.750% due 1/1/21 (b)	2,198,280
		Illinois DFA:
2,000,000	BBB	Chicago Charter School Foundation Project, Series A,
		6.250% due 12/1/32	2,098,140
3,250,000	BBB-	Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)(c)	3,631,095

See Notes to Financial Statements.

6	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Illinois — 3.0% (continued)
$1,500,000	A	Illinois Health Facilities Authority Revenue, Passavant Memorial Area
		Hospital, 6.000% due 10/1/24	$1,622,835
		Total Illinois	10,012,121
Indiana — 0.6%
2,000,000	Baa1(h)	Indiana Health Facilities Financing Authority, Hospital Revenue,
		Riverview Hospital Project, 6.125% due 8/1/31	2,097,180
Kansas — 0.7%
2,000,000	BBB-(i)	Overland Park, KS, Development Corp. Revenue, First Tier, Series A,
		7.375% due 1/1/32	2,164,800
Louisiana — 1.1%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,032,950
2,450,000	A	Louisiana Local Government Environmental Facilities, CDA Revenue,
		Capital Project & Equipment Acquisition Program, ACA-Insured,
		6.550% due 9/1/25	2,724,522
		Total Louisiana	3,757,472
Maryland — 1.4%
1,000,000	NR	Maryland Industrial Development Financing Authority Economic
		Development Revenue, Our Lady of Good Counsel School,
		Series 2005-A, 6.000% due 5/1/35	1,038,690
3,500,000	NR	Maryland State Economic Development Corp. Revenue, Chesapeake
		Bay, Series A, 7.730% due 12/1/27 (c)	3,689,910
2,500,000	Ca(h)	Prince Georges County, MD, Hospital, Greater Southeast Health Care
		System, 6.375% due 1/1/23 (a)(f)	0
		Total Maryland	4,728,600
Massachusetts — 2.2%
1,440,000	NR	Boston, MA, Industrial Development Financing Authority Revenue,
		Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (b)	1,449,144
3,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B,
		Call 12/1/10 @ 101, 8.250% due 12/1/30 (c)(g)	3,629,250
2,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation,
		Series B, 6.750% due 7/1/16	2,238,260
2,345,000	NR	Massachusetts State IFA Revenue, Bradford College,
		5.625% due 11/1/28 (a)(e)	46,900
		Total Massachusetts	7,363,554
Michigan — 4.3%
		Allen Academy, MI, COP:
2,500,000	NR	8.000% due 6/1/33	2,548,850
1,000,000	NR	Series A, 8.000% due 6/1/33	1,019,540
		Cesar Chavez Academy, COP:
1,635,000	BBB-	7.250% due 2/1/33	1,723,666
1,600,000	BBB-	8.000% due 2/1/33 (d)	1,829,440
2,750,000	AA	Grand Rapids, MI, Building Authority, Series 1998, 5.000% due 4/1/18	2,972,420

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	7

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Michigan — 4.3% (continued)
$1,175,000	NR	Merritt Academy, COP, 7.250% due 12/1/24	$1,180,946
2,985,000	NR	Wenonah Park Properties, Inc. Revenue, Michigan Bay City Hotel,
		7.875% due 4/1/22	2,987,507
		Total Michigan	14,262,369
Minnesota — 0.6%
1,715,000	NR	Sartell, MN, Health Care & Housing Facilities Revenue, Foundation
		For Health Care Project, Series A, 8.000% due 9/1/30	1,877,959
Montana — 1.0%
3,465,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (b)	3,464,376
New Hampshire — 1.2%
		New Hampshire HEFA Revenue:
2,000,000	A	Covenant Health System, 5.500% due 7/1/34	2,090,220
1,500,000	BBB-	New Hampshire College, Call 1/1/11 @ 101, 7.500% due 1/1/31 (g)	1,768,515
		Total New Hampshire	3,858,735
New Jersey — 6.4%
3,390,000	AAA	Casino Reinvestment Development Authority Revenue, Series A, MBIA-Insured, 5.250% due 6/1/20 (c)	3,651,335
3,750,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., Series A, 8.250% due 11/15/30 (c)	4,160,325
5,000,000	BBB-	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (c)	5,554,400
		Tobacco Settlement Financing Corp.:
5,000,000	BBB	6.750% due 6/1/39 (c)	5,582,850
2,000,000	BBB	7.000% due 6/1/41	2,283,540
		Total New Jersey	21,232,450
New Mexico — 1.7%
3,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24 (c)	3,135,900
		Sandoval County, NM:
1,500,000	A+	Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,578,720
940,000	NR	Project Revenue, Santa Ana Pueblo Project, 7.750% due 7/1/15	965,258
		Total New Mexico	5,679,878
New York — 4.8%
1,000,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., Series A, 8.250% due 11/15/30	1,075,610
1,000,000	Aaa(h)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured, GNMA-Collateralized, 5.500% due 3/20/40	1,084,410
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32	1,120,490

See Notes to Financial Statements.

8	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

New York — 4.8% (continued)
		New York City, NY, IDA, Civic Facilities Revenue:
$2,680,000	NR	Amboy Properties Corp. Project, 6.750% due 6/1/20	$2,731,483
2,000,000	NR	Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19	2,155,300
1,500,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,577,820
1,430,000	AA-	New York State, COP, Hanson Redevelopment Project, 8.375% due 5/1/08	1,496,924
2,500,000	AAA	New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement, Series B, AMBAC-Insured, 5.000% due 2/15/35	2,593,775
2,000,000	NR	Onondaga County, NY, IDA, Solid Waste Disposal Facilities Revenue, Solvay Paperboard LLC Project, 7.000% due 11/1/30 (b)	2,102,360
		Total New York	15,938,172
North Carolina — 2.2%
1,910,000	NR	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	2,003,915
5,000,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity
		Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18 (c)	5,389,600
		Total North Carolina	7,393,515
Ohio — 0.8%
2,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	2,777,200
Oklahoma — 0.8%
545,000	AAA	Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized 7.997% due 8/1/18 (b)	594,301
2,200,000	B-	Tulsa, OK, Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11	2,204,356
		Total Oklahoma	2,798,657
Oregon — 0.3%
1,000,000	BBB(i)	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Refunding Bonds, Merle West Medical Center Project, 6.250% due 9/1/31	1,064,950
Pennsylvania — 7.9%
		Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, Series A:
280,000	NR	7.250% due 1/1/35	300,124
720,000	NR	Call 1/1/13 @ 101, 7.250% due 1/1/35 (g)	875,743
5,000,000	NR	Dauphin County, PA, General Authority Revenue, Office & Packaging, 6.000% due 1/1/25 (c)	4,528,250
1,000,000	BBB+	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	1,071,740

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	9

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 7.9% (continued)
$3,500,000	NR	Lehigh County, PA, General Purpose Authority Revenue, First Mortgage
		Bible Fellowship Church Home Inc., 7.750% due 11/1/33 (c)	$3,789,940
		Montgomery County, PA, Higher Education & Health Authority
		Revenue, Temple Continuing Care Center:
6,000,000	NR	6.625% due 7/1/19 (a)	1,080,000
5,000,000	NR	6.750% due 7/1/29 (a)	900,000
990,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth
		Services Inc. Project, Series A, 7.500% due 2/15/29	1,018,690
		Pennsylvania Economic Development Financing Authority:
5,500,000	B1(h)	Exempt Facilities Revenue, Reliant Energy Seward, Series A,
		6.750% due 12/1/36 (b)(c)	5,886,925
1,000,000	BBB	Solid Waste Disposal Revenue, Waste Management Inc. Project,
		5.100% due 10/1/27	994,740
1,000,000	AAA	Philadelphia, PA, Redevelopment Authority Revenue, Neighborhood
		Transformation, Series C, FGIC-Insured, 5.000% due 4/15/30	1,044,160
4,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities,
		Redstone Highlands Health, Series B, Call 11/15/10 @ 101,
		8.125% due 11/15/30 (c)(g)	4,800,720
		Total Pennsylvania	26,291,032
Rhode Island — 0.3%
1,000,000	NR	Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue
		Refunding, Series 2005, 7.250% due 7/15/35	1,079,910
South Carolina — 2.0%
2,000,000	AA	Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins
		Nursing Home, Radian-Insured, 5.000% due 3/1/30	2,043,840
2,000,000	BBB	Richland County, SC, Environmental Improvement Revenue,
		International Paper Co. Project, 6.100% due 4/1/23 (b)	2,127,880
2,500,000	AAA	South Carolina State Public Service Authority Revenue, Santee Cooper,
		Series A, 5.000% due 1/1/36	2,596,950
		Total South Carolina	6,768,670
Texas — 12.9%
7,160,000	CCC	Alliance Airport Authority, Special Facilities Revenue, American
		Airlines Inc. Project, 7.500% due 12/1/29 (b)(c)	6,167,552
4,990,000	NR	Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior
		Series A, 6.750% due 4/1/27 (j)	3,001,635
2,830,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental
		Lady Ester, Series A, 6.875% due 6/1/29	2,655,870
1,790,000	BBB-	Brazos River Authority, PCR, TXU Energy Co. LLC Project, Series C,
		6.750% due 10/1/38 (b)	1,971,828
1,000,000	A-	Brazos River, TX, Harbor Navigation District, Brazoria County
		Environmental, Dow Chemical Co. Project, Series A-7,
		6.625% due 5/15/33 (b)	1,116,260

See Notes to Financial Statements.

10	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas — 12.9% (continued)
$1,665,000	CCC	Dallas-Fort Worth, TX, International Airport Facilities Improvement
		Corp. Revenue, American Airlines Inc., Guarantee Agreement,
		6.375% due 5/1/35 (b)	$1,249,716
520,000	NR	Denton County, TX, Reclamation Road District, 8.500% due 6/1/16	520,416
1,400,000	BBB	Garza County, TX Public Facility Corp., 5.500% due 10/1/19	1,458,534
3,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO
		Petroleum Corp. Project, 7.500% due 10/1/12 (b)(k)	3,349,890
6,645,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental
		Airlines Inc. Project, Series C, 6.125% due 7/15/27 (b)(c)	5,956,578
		Midlothian, TX, Development Authority, Tax Increment Contract Revenue:
3,000,000	NR	7.875% due 11/15/26	3,325,200
2,500,000	NR	6.200% due 11/15/29	2,522,725
3,000,000	AAA	North Texas Throughway Authority, Dallas North Tollway Systems
		Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	3,106,770
1,995,000	B-	Port Corpus Christi, TX, Celanese Project, Series A,
		6.450% due 11/1/30	2,110,191
		Willacy County, TX, PFC Project Revenue:
1,190,000	NR	County Jail, 7.500% due 11/1/25	1,207,624
3,000,000	NR	Series A-1, 8.250% due 12/1/23	3,113,490
		Total Texas	42,834,279
Virginia — 2.3%
1,350,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue,
		Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	1,360,368
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,096,980
		Virginia Beach, VA, Development Authority MFH Revenue,
		Residential Rental:
2,455,000	NR	Hampton Project, 7.500% due 10/1/39 (b)	2,455,614
2,455,000	NR	Mayfair Project, 7.500% due 10/1/39 (b)	2,547,897
		Total Virginia	7,460,859
Wisconsin — 0.8%
		Wisconsin State HEFA Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,103,380
1,500,000	BBB+	Marshfield Clinic, Series B, 6.000% due 2/15/25	1,601,385
		Total Wisconsin	2,704,765
		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENTS (Cost — $321,180,711)	324,268,594

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	11

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS(l) — 2.6%
Colorado — 0.6%
$2,000,000	VMIG1(h)	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federal Bond Program A-7, LOC-Bank of
		America NA, 3.070%, 2/1/06	$2,000,000
Georgia — 0.6%
300,000	A-1+	Burke County, GA, Development Authority, PCR, Oglethorpe Power
		Corp., Vogtle, AMBAC-Insured, SPA-JPMorgan Chase,
		3.080%, 2/1/06	300,000
1,000,000	A-1+	Fulton County, GA, Development Authority, Residential Care Facilities,
		Lenbrook Square Foundation, LOC-Bank of Scotland,
		3.120%, 2/1/06	1,000,000
600,000	A-1+	Monroe County, GA, Development Authority, PCR, Oglethorpe Power
		Corp. Project, AMBAC-Insured, SPA-JPMorgan Chase,
		3.080%, 2/1/06	600,000
		Total Georgia	1,900,000
Missouri — 0.2%
400,000	A-1+	Missouri State HEFA, Washington University, Series A, SPA-Dexia
		Credit Local, 3.070%, 2/1/06	400,000
300,000	A-1+	Missouri State HEFA Revenue, Washington University, Series B,
		SPA-JPMorgan Chase, 3.050%, 2/1/06	300,000
		Total Missouri	700,000
Pennsylvania — 0.2%
		Philadelphia, PA, Hospitals & Higher Education Facilities Authority:
300,000	A-1+	Children’s Hospital Project, Series B, SPA-JPMorgan Chase &
		Westdeutsche Landesbank, 3.050%, 2/1/06	300,000
500,000	A-1+	Hospital Revenue, Children’s Hospital Project, Series A,
		SPA-JPMorgan Chase, 3.050%, 2/1/06	500,000
		Total Pennsylvania	800,000
Texas — 1.0%
		Bell County, TX, Health Facilities Development Corp. Revenue:
1,200,000	A-1+	Scott & White Memorial Hospital, HFA, Series 2001-2,
		MBIA-Insured, SPA-Westdeutsche Landesbank, 3.070%, 2/1/06	1,200,000
1,200,000	A-1+	Scott & White Memorial Hospital, Series B-2, MBIA-Insured,
		SPA-Chase Bank of Texas N.A., 3.070%, 2/1/06	1,200,000
750,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue,
		St. Luke’s Episcopal Hospital, Series B, SPA-JPMorgan Chase,
		3.070%, 2/1/06	750,000
		Total Texas	3,150,000

See Notes to Financial Statements.

12	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Value

TOTAL SHORT-TERM INVESTMENTS
(Cost — $8,550,000)	$8,550,000
TOTAL INVESTMENTS — 100.1%
(Cost — $329,730,711#)	332,818,594
Liabilities in Excess of Other Assets — (0.1)%	(463,340)
TOTAL NET ASSETS — 100.0%	$332,355,254
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Security is currently in default.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Pre-Refunded bonds are escrowed with government securities and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Rating by Moody’s Investors Service.
(i)	Rating by Fitch Ratings Service.
(j)	Effective October 1, 2004, the manager elected to receive a portion of the coupon payment.
(k)	Variable rate security. Coupon rate disclosed is initial interest rate which is in effect until September 30, 2012, the mandatory tender and remarketing date.
(l)	Variable rate demand obligation has a demand feature under which the Fund can tender it back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.
See pages 15 and 16 for definitions of ratings.
Abbreviations used in this schedule:
ACA	–	American Capital Assurance
AMBAC	–	Ambac Assurance Corporation
CDA	–	Community Development Authority
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
FGIC	–	Financial Guaranty Insurance Company
FHA	–	Federal Housing Administration
FSA	–	Financial Security Assurance
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HDC	–	Housing Development Corporation
HEFA	–	Health & Educational Facilities Authority
HFA	–	Housing Finance Authority
IBC	–	Insured Bond Certificates
IDA	–	Industrial Development Authority
IDR	–	Industrial Development Revenue
IFA	–	Industrial Finance Agency
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MFH	–	Multi-Family Housing
PCR	–	Pollution Control Revenue
PFC	–	Public Facilities Corporation
Radian	–	Radian Assets Assurance
SPA	–	Standby Bond Purchase Agreement
USD	–	Unified School District

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	13

Summary of Investments by Industry * (unaudited)
Hospitals	12.3%
Pre-Refunded	9.2
Industrial Development	8.8
Education	7.5
Transportation	7.5
Life Care Systems	7.3
Housing: Multi-Family	7.2
Utilities	4.3
Tobacco	4.2
Pollution Control	4.1
Public Facilities	3.8
General Obligation	2.1
Tax Allocation	1.8
Other	19.9
100.0%

*As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

14	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	15

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

16	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2006) (unaudited)
ASSETS:
Investments, at value (Cost — $329,730,711)	$332,818,594
Interest receivable	4,546,100
Receivable for Fund shares sold	22,124
Receivable for securities sold	15,000
Prepaid expenses	38,451
Total Assets	337,440,269
LIABILITIES:
Payable for securities purchased	2,611,225
Payable for Fund shares repurchased	1,177,544
Distributions payable	728,148
Payable to broker — variation margin on open futures contracts	178,125
Investment management fee payable	155,547
Transfer agent fees payable	35,584
Distribution fees payable	28,227
Deferred compensation payable	27,573
Due to custodian	17,786
Trustees’ fees payable	2,333
Accrued expenses	122,923
Total Liabilities	5,085,015
Total Net Assets	$332,355,254
NET ASSETS:
Par value (Note 6)	$22,826
Paid-in capital in excess of par value	399,782,717
Undistributed net investment income	315,007
Accumulated net realized loss on investments and futures contracts	(70,207,475)
Net unrealized appreciation on investments and futures contracts	2,442,179
Total Net Assets	$332,355,254
Shares Outstanding:
Class A	18,034,615
Class B	3,169,680
Class C	1,621,719
Net Asset Value:
Class A (and redemption price)	$14.56
Class B *	$14.57
Class C *	$14.55
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$15.17
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	17

Statement of Operations (For the six months ended January 31, 2006) (unaudited)
INVESTMENT INCOME:
Interest	$10,809,360
EXPENSES:
Investment management fee (Note 2)	769,652
Distribution fees payable (Notes 2 and 4)	446,033
Administration fees (Note 2)	200,424
Legal fees	176,491
Transfer agent fees (Notes 2 and 4)	73,181
Shareholder reports (Note 4)	30,247
Custody fees	24,070
Audit and tax	23,717
Trustees’ fees (Note 2)	12,527
Registration fees	12,089
Insurance	3,767
Miscellaneous expenses	5,112
Total Expenses	1,777,310
Net Investment Income	9,032,050
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,325,912)
Futures contracts	3,591,128
Net Realized Gain	1,265,216
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,381,905
Futures contracts	(1,845,704)
Change in Net Unrealized Appreciation/Depreciation	3,536,201
Net Gain on Investments and Futures Contracts	4,801,417
Increase in Net Assets From Operations	$13,833,467

See Notes to Financial Statements.

18	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended January 31, 2006 (unaudited) and the year ended July 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$9,032,050	$20,548,739
Net realized gain (loss)	1,265,216	(44,972,103)
Change in net unrealized appreciation/depreciation	3,536,201	46,734,585
Payment by affiliate (Note 2)	—	200,000
Increase in Net Assets From Operations	13,833,467	22,511,221
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(8,458,657)	(22,460,755)
Decrease in Net Assets From Distributions to Shareholders	(8,458,657)	(22,460,755)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	13,199,514	28,451,035
Reinvestment of distributions	4,975,177	10,509,591
Cost of shares repurchased	(39,638,503)	(67,842,390)
Decrease in Net Assets From Fund Share Transactions	(21,463,812)	(28,881,764)
Decrease in Net Assets	(16,089,002)	(28,831,298)
NET ASSETS:
Beginning of period	348,444,256	377,275,554
End of period*	$332,355,254	$348,444,256
*Includes undistributed (overdistributed) net investment income of:	$315,007	$(258,386)

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005		2004	2003	2002		2001

Net Asset Value,
Beginning of Period	$14.33		$14.33		$14.64	$15.40	$15.82		$15.78
Income (Loss) From Operations:
Net investment income	0.39		0.83		0.94	1.01	1.02	(3)	1.03
Net realized and unrealized gain (loss)	0.21		0.08		(0.28)	(0.80)	(0.45	)(3)	0.01
Total Income From Operations	0.60		0.91		0.66	0.21	0.57		1.04
Less Distributions From:
Net investment income	(0.37)		(0.91)		(0.97)	(0.97)	(0.99)		(1.00)
Total Distributions	(0.37)		(0.91)		(0.97)	(0.97)	(0.99)		(1.00)
Net Asset Value, End of Period	$14.56		$14.33		$14.33	$14.64	$15.40		$15.82
Total Return(4)	4.22%		6.56	%(5)	4.58%	1.45%	3.77%		6.84%
Net Assets, End of Period (millions)	$263		$271		$293	$326	$371		$368
Ratios to Average Net Assets:
Gross expenses	0.93	%(6)	0.93%		0.84%	0.85%	0.84%		0.82%
Net expenses	0.93	(6)	0.91	(7)	0.84	0.85	0.84		0.82
Net investment income	5.39	(6)	5.83		6.41	6.72	6.56	(3)	6.50
Portfolio Turnover Rate	6%		42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$14.34		$14.34		$14.65	$15.40	$15.82		$15.79
Income (Loss) From Operations:
Net investment income	0.35		0.76		0.86	0.93	0.93	(3)	0.92
Net realized and unrealized
gain (loss)	0.21		0.08		(0.28)	(0.78)	(0.43	)(3)	0.04
Total Income From Operations	0.56		0.84		0.58	0.15	0.50		0.96
Less Distributions From:
Net investment income	(0.33)		(0.84)		(0.89)	(0.90)	(0.92)		(0.93)
Total Distributions	(0.33)		(0.84)		(0.89)	(0.90)	(0.92)		(0.93)
Net Asset Value, End of Period	$14.57		$14.34		$14.34	$14.65	$15.40		$15.82
Total Return(4)	3.98%		6.02	%(5)	4.04%	0.99%	3.26%		6.25%
Net Assets, End of Period (millions)	$45		$51		$60	$76	$93		$119
Ratios to Average Net Assets:
Gross expenses	1.44	%(6)	1.44%		1.35%	1.35%	1.35%		1.32%
Net expenses	1.44	(6)	1.43	(7)	1.35	1.35	1.35		1.32
Net investment income	4.87	(6)	5.32		5.91	6.22	6.04	(3)	5.96
Portfolio Turnover Rate	6%		42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.00%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$14.33		$14.32		$14.63	$15.39	$15.80		$15.76
Income (Loss) From Operations:
Net investment income	0.35		0.75		0.86	0.92	0.94	(3)	0.94
Net realized and unrealized
gain (loss)	0.20		0.09		(0.28)	(0.79)	(0.45	)(3)	0.01
Total Income From Operations	0.55		0.84		0.58	0.13	0.49		0.95
Less Distributions From:
Net investment income	(0.33)		(0.83)		(0.89)	(0.89)	(0.90)		(0.91)
Total Distributions	(0.33)		(0.83)		(0.89)	(0.89)	(0.90)		(0.91)
Net Asset Value,
End of Period	$14.55		$14.33		$14.32	$14.63	$15.39		$15.80
Total Return(4)	3.90%		6.03	%(5)	4.00%	0.89%	3.24%		6.21%
Net Assets, End of Period (millions)	$24		$26		$24	$25	$27		$21
Ratios to Average Net Assets:
Gross expenses	1.47	%(6)	1.49%		1.40%	1.41%	1.38%		1.35%
Net expenses	1.47	(6)	1.48	(7)	1.40	1.41	1.38		1.35
Net investment income	4.85	(6)	5.26		5.86	6.16	6.05	(3)	6.01
Portfolio Turnover Rate	6%		42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Municipal High Income Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund, are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

For the period August 1, 2005 through September 30, 2005, the Fund paid SBFM an advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets

24	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee was reduced to 0.15% of the Fund’s average daily net assets and the following breakpoints were applied to the total advisory and administration fee:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

Under the new Investment Management agreement, effective December 1, 2005, the Fund will continue to pay the Manager a management fee calculated at an annual rate of the Fund’s average daily net assets as shown in the table above.

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $200,000 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $44,917 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended January 31, 2006, CGM, its affiliates and LMIS received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	Class B	Class C
CDSCs	$20,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on the fees previously deferred.

As of January 31, 2006, the Fund has accrued $27,573 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$20,028,516
Sales	39,211,580

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,555,249
Gross unrealized depreciation	(18,467,366)
Net unrealized appreciation	$3,087,883

26	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At January 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	950	3/06	$106,555,859	$107,201,563	$(645,704)

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$201,734	$56,262	$22,362
Class B	158,885	12,465	6,370
Class C	85,414	4,454	1,515
Total	$446,033	$73,181	$30,247

5.  Distributions to Shareholders by Class

	Six Months Ended January 31, 2006	Year Ended July 31, 2005
Net Investment Income
Class A	$6,789,745	$17,755,606
Class B	1,116,143	3,291,206
Class C	552,769	1,413,943
Total	$8,458,657	$22,460,755

6.  Shares of Beneficial Interest

At January 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	788,861	$11,398,039	1,202,512	$17,205,197
Shares issued on reinvestment	292,246	4,215,227	618,722	8,835,482
Shares repurchased	(1,972,836)	(28,484,853)	(3,319,406)	(47,490,795)
Net Decrease	(891,729)	$(12,871,587)	(1,498,172)	$(21,450,116)

Class B
Shares sold	60,101	$869,342	327,545	$4,693,965
Shares issued on reinvestment	32,193	464,562	77,257	1,104,087
Shares repurchased	(506,451)	(7,306,531)	(1,038,610)	(14,863,274)
Net Decrease	(414,157)	$(5,972,627)	(633,808)	$(9,065,222)

Class C
Shares sold	64,562	$932,133	457,350	$6,551,873
Shares issued on reinvestment	20,490	295,388	39,927	570,022
Shares repurchased	(266,987)	(3,847,119)	(384,783)	(5,488,321)
Net Increase (Decrease)	(181,935)	$(2,619,598)	112,494	$1,633,574

7. Capital Loss Carryforward

As of July 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2009	$(1,032,167)
7/31/2010	(3,220,648)
7/31/2011	(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,928,669)
$(45,669,390)

These amounts will be available to offset any future taxable capital gains.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent

28	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial posi-

30	Smith Barney Municipal High Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

tion or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”)that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

Smith Barney Municipal High Income Fund 2006 Semi-Annual Report	31

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds – Smith Barney Municipal High Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager

32	Smith Barney Municipal High Income Fund

Board Approval of Management Agreement (unaudited) (continued)

regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high yield municipal debt funds” by Lipper, showed that the Fund’s performance for all of the periods presented was below the median. During the last year, the investment processes and the credit processes have been substantially enhanced in an effort to support the continuing portfolio manager’s performance. Nevertheless, the Board continues to be disappointed in the performance of this portfolio, and the Board will continue to monitor the situation.

Smith Barney Municipal High Income Fund	33

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 10 retail front-end load funds (including the Fund) classified as “high yield municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group although the Contractual Management Fee was higher than the median. The Board noted that the Fund’s actual total expense ratio was better than the median and concluded that it was acceptable. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005 that will reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this

34	Smith Barney Municipal High Income Fund

Board Approval of Management Agreement (unaudited) (continued)

profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.55% of the first $1 billion of assets; 0.525% of the next $1 billion of assets; 0.50% of the next $3 billion of assets; 0.475% of the next $5 billion of assets and 0.45% of assets over $10 billion.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking

Smith Barney Municipal High Income Fund	35

Board Approval of Management Agreement (unaudited) (continued)

businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”).

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and pro-

36	Smith Barney Municipal High Income Fund

Board Approval of Management Agreement (unaudited) (continued)

cedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes.

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

Smith Barney Municipal High Income Fund	37

Board Approval of Management Agreement (unaudited) (continued)

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

38	Smith Barney Municipal High Income Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and/or broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement
Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	12,172,529.061	350,565.605	369,567.006	796,649.000

2. Election of Trustees[1]
	Votes For	Authority Withheld	Abstentions
Lee Abraham	363,970,309.421	12,151,009.270	7,498.080
Jane Dasher	364,159,098.896	11,962,219.795	7,498.080
R. Jay Gerken	363,907,661.666	12,213,657.025	7,498.080
Richard Hanson	364,145,994.128	11,975,324.563	7,498.080
Paul Hardin	364,043,269.081	12,078,049.610	7,498.080
Roderick Rasmussen	363,954,362.679	12,166,956.012	7,498.080
John Toolan	364,074,892.512	12,046,426.179	7,498.080

1 Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney Municipal High Income Fund	39

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Smith Barney Municipal High Income Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	John Chiota
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer
Chairman
Richard E. Hanson, Jr.	Robert I. Frenkel
Paul Hardin	Secretary and
Roderick C. Rasmussen	Chief Legal Officer
John P. Toolan
INVESTMENT MANAGER
OFFICERS	Smith Barney Fund
R. Jay Gerken, CFA	Management LLC
President and Chief
Executive Officer	DISTRIBUTORS
Citigroup Global Markets Inc.
Andrew B. Shoup	Legg Mason Investor
Senior Vice President and	Services, LLC
Chief Administrative Officer
CUSTODIAN
Robert J. Brault	State Street Bank and Trust
Chief Financial Officer and	Company
Treasurer
TRANSFER AGENT
Joseph P. Deane	PFPC Inc.
Vice President and	4400 Computer Drive
Investment Officer	Westborough, Massachusetts
01581
David T. Fare
Vice President and	INDEPENDENT
Investment Officer	REGISTERED PUBLIC
ACCOUNTING FIRM
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154

Smith Barney Income Funds

Smith Barney Municipal
High Income Fund

The Fund is a separate investment fund of the Smith Barney Income
Funds, a Massachusetts business trust.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds – Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC
FD02173 3/06                     06-9752

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:	April 7, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:	April 7, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Income Funds

Date:	April 7, 2006